PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

Supplement dated February 22, 2016 to the following Statutory Prospectuses dated May 1, 2015:

Personal Variable Annuity
Premier Variable Annuity

This supplement updates information contained in the Statutory Prospectuses for the variable annuity products referenced above. Please retain this supplement for future reference.

Principal Life Insurance Company (“PLIC”) has been informed by Principal Variable Contracts, Inc. (“PVC”) that the PVC Money Market Account (the underlying fund for the Money Market Division) will liquidate on April 8, 2016. As a result, PLIC has decided to take the following actions on the above products:

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Addition of Fidelity Underlying Fund: The Fidelity VIP Government Money Market Division will be added as a new division and available to participants to the extent the Money Market Division had been available.

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Substitution: PLIC has filed an application with the Securities and Exchange Commission (“SEC”) to allow PLIC to move all assets that remain in the Money Market Division, which invests in the PVC Money Market Account (the “Existing Fund”), on April 8, 2016 into the Fidelity VIP Government Money Market Division, which invests in the Fidelity VIP Government Money Market Fund (the “Replacement Fund”). PLIC believes the proposed substitution is in the best interests of participants. The investment objectives of the Existing Fund and Replacement Fund are substantially similar. The Company will bear all expenses related to the substitution, and there will be no tax consequences for participants. Information about the Replacement Fund is set forth below, and the Replacement Fund’s prospectus has been or will be provided to you. Affected participants will be permitted to make at least one transfer from the Money Market Division (beginning at least 30 days before the substitution date) or the Fidelity VIP Government Money Market Division (through at least 30 days after the substitution date) to another available investment option without charge.

TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about April 8, 2016, add the following alphabetically in the list:

Fidelity VIP Government Money Market Division

Invests in:	Fidelity VIP Government Money Market Portfolio - Service Class

Investment Advisor:	Fidelity Management & Research Company

Investment Objective:	seeks as high a level of current income as is consistent with preservation of capital and liquidity.

On or about April 8, 2016, delete the section for Money Market Division.